UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2018

IMAGING3, INC.

(Exact name of registrant as specified in its charter)

California	000-50099	95-4451059
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3022 North Hollywood Way, Burbank, CA	91505
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 260-0930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The Reincorporation

Effective March 5, 2018, Imaging3, Inc. (the “Company”) completed a change of domicile (the “Reincorporation”) to Delaware from California by means of a merger of Imaging3 Inc., a California corporation (“IGNG-CA”) with and into the Company’s wholly-owned subsidiary, Imaging3, Inc., a Delaware corporation (“IGNG-DE”). The merger agreement was entered into on September 22, 2017 and was previously disclosed and attached as an appendix to the Company’s Definitive Proxy Statement Statement on Form 14A filed with the Securities and Exchange Commission on October 3, 2017 (the “Proxy Statement”). The certificate of merger was accepted by the State of Delaware on March 5, 2018. The Reincorporation was approved by a majority of the Company’s stockholders at a special meeting of stockholders on November 16, 2017.

Effects of the Reincorporation

The principal effects of the Reincorporation are:

The affairs of the Company ceased to be governed by California corporation laws pursuant to the California Corporations Code (“CCC”) and become subject to Delaware corporation laws pursuant to the Delaware General Corporation Law (the “DGCL”). The Company’s governance is pursuant to the Certificate of Incorporation filed in Delaware and the Bylaws, reflecting, among other things, application of the DGCL.

The resulting Delaware corporation (IGNG-DE), is deemed to be same entity as the Company previously incorporated in California (IGNG-CA), and there is no change in the Company’s business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial).

The directors and officers of the Company prior to the effective time of the Reincorporation hold the same respective positions with Imaging3 following the Reincorporation (other than John Hollister who joined the Company in December 2017 as CEO and Chairman, following the date of the stockholders meeting approving the reincorporation), and there is no substantive change in employment agreements for executive officers or in other direct or indirect interests of the directors or executive officers of the Company.

Each of IGNG-CA’s issued and outstanding shares of common stock automatically converted into an equivalent number of issued and outstanding shares of common stock of IGNG-DE, without any action on the part of our stockholders (subject to adjustment for the 1-20 reverse split of the Company’s common stock effectuated by the certificate of amendment to IGNG-CA’s articles of incorporation filed on March 1, 2018). The number of issued and outstanding shares of capital stock of IGNG-DE is identical to the Company’s capital stock existing immediately prior to the Reincorporation (subject to adjustment for the 1-20 reverse split of the Company’s common stock effectuated by the certificate of amendment to IGNG-CA’s articles of incorporation filed on March 1, 2018).

Our common stock is still quoted on the OTC Markets under the same symbol “IGNG.” The Company will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC.

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Although the Certificate of Incorporation of IGNG-DE (the “Delaware Certificate of Incorporation”) and the bylaws of IGNG-DE (the “Delaware Bylaws”) are substantially similar to the articles of incorporation of IGNG-CA (the “California Articles”) and the bylaws of IGNG-CA (the “California Bylaws”), respectively, they also include certain provisions that differ in some respects from the provisions contained in the California Articles and California Bylaws. A description of the rights of the shareholders that were changed as a result of the Reincorporation and a comparison of the DGCL, Delaware Articles, and Delaware Bylaws with the CCC, California Articles, and California Bylaws are set forth in the Proxy Statement under the sections entitled “Proposal 2 – Reincorporation of the Corporation from The State Of California To The State Of Delaware– the Charters and Bylaws of IGNG-CA and IGNG-DE Compared and Contrasted; —Significant Differences Between the Corporation Laws of California and Delaware”. Such description and comparison are incorporated in their entirety herein by reference and are qualified in their entirety by reference to the CCC and the DGCL, respectively, as well as the Delaware Certificate which are filed as Exhibit 3.1 to this Current Report and the Delaware Bylaws, which are filed as Exhibit 3.2 to this Current Report.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth of the Company.

The foregoing description of the Reincorporation, Merger Agreement, Delaware Certificate, and Delaware Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, the Delaware Certificate, and the Delaware Bylaws, copies of which are filed as Exhibits 2.1, 3.1, and 3.2 respectively, to this Current Report and incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger (1)
2.2	Certificate of Merger (Delaware)
3.1	Certificate of Incorporation (Delaware) (2)
3.2	Bylaws (Delaware) (3)

(1)	Filed as an Appendix B to our Proxy Statement on Form 14A filed with the Securities and Exchange Commission on October 3, 2017 and incorporated herein by reference
(2)	Filed as an Appendix C to our Definitive Proxy Statement on Form 14A file with the Securities and Exchange Commission on October 3, 2017 and incorporated herein by reference
(3)	Filed as an Appendix D to our Definitive Proxy Statement on Form 14A filed with the Securities and Exchange Commission on October 3, 2017 and incorporated herein by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING3, INC.
(Registrant)

Date: March 15, 2018	By:	/s/ John Hollister
John Hollister, CEO

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